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                            MFS(R) CASH RESERVE FUND

                            MFS(R) MONEY MARKET FUND

                       MFS(R) GOVERNMENT MONEY MARKET FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Fund" section of each prospectus is hereby restated as follows:

Jean O. Alessandro, an Assistant Vice President of MFS, has been employed in the investment management area of MFS since 1986 and became a portfolio manager of each fund effective January 1, 1998. Terri A. Vittozzi, has been employed in the investment management area of MFS since 1992 and became a portfolio manager of each fund effective October 1, 2000.


                 The date of this Supplement is October 1, 2000.